UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2009

ProUroCare Medical Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51774	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6440 Flying Cloud Dr., Suite 101, Eden Prairie, Minnesota  55416

(Address of Principal Executive Offices)  (Zip Code)

(952) 476-9093

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreements

On September 23, 2009, ProUroCare Medical Inc. (the “Company”) borrowed $300,000 from Jack Petersen pursuant to a secured promissory note.  The promissory note matures on March 28, 2011. Under the terms of the promissory note, the Company will accrue for issuance to Mr. Petersen 1,998 shares of its common stock for each month or portion thereof that the principal amount of the loan remains outstanding, in lieu of cash interest.  As consideration for making the loan, the Company issued to Mr. Petersen 20,000 shares of stock and will accrue for issuance 3,333 shares of its common stock for each month or portion thereof that the principal amount of the loan remains outstanding beginning March 21, 2010.  All accrued shares will be issued upon repayment of the loan.  The promissory note provides Mr. Petersen with a subordinated security interest in the Company’s assets.

On September 23, 2009, the Company borrowed $100,025 from Central Bank pursuant to a promissory note.  The promissory note matures on January 17, 2011, and bears interest at the Prime Rate plus 1.0%, with a minimum rate of 6.0%.  The promissory note was guaranteed by Bruce Johnson.  As consideration for providing the guaranty, the Company issued to Mr. Johnson 6,667 shares of stock and will accrue for issuance 1,111 shares of its common stock for each month or portion thereof that the principal amount of the loan remains outstanding beginning March 21, 2010.  All accrued shares will be issued upon repayment of the loan.  In addition, the Company executed a security agreement with Mr. Johnson, providing him with a subordinated security interest in the Company’s assets.

Item 2.03  Creation of a Direct financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Company

See Item 1.01 above.

Item 3.02  Unregistered Sales of Equity Securities

See Item 1.01 above.

The shares of common stock issued or proposed for issuance as described above are or will be issued in reliance upon the exemption from registration provided under Section 4(2) of the Securities Act of 1933 based on the fact that only one person is receiving shares, the financial sophistication of that person and the limited manner of the offering of the shares.

Item 8.01  Other Events

On September 28, 2009, the Company issued a press release announcing that it has commenced a tender offer to holders of certain outstanding warrants to provide additional consideration for the exercise of such warrants.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

Item 9.01  Financial Statements and Exhibits.

(a)                                  Financial statements:  None

(b)                                 Pro forma financial information:  None

(c)                                  Shell Company Transactions:  None

(d)                                 Exhibits:  99.1 Press release dated September 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ProUroCare Medical Inc.

Date: September 28, 2009	By	/s/ Richard C. Carlson
Richard C. Carlson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	ITEM

99.1	Press Release dated September 28, 2009